GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated December 18, 2009

To the Prospectuses Dated May 1, 2009

On December 11, 2009, the Board of Directors of the GE Investments Funds, Inc. (the “Company”) approved the closure of the Total Return Fund Class 4 shares, to be effective on December 15, 2009. In light of the foregoing, effective on December 15, 2009, the Company’s prospectuses dated May 1, 2009 (the “Prospectus”) are deemed revised to remove all references to the Total Return Fund’s Class 4 shares.

[This supplement should be retained with your prospectus for future reference]